Exhibit 10.1

FIRST AMENDMENT TO THE CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of February 24, 2011, to the Credit Agreement dated as of December 10, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Thompson Creek Metals Company Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent  (in such capacity, the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H :

WHEREAS, the parties hereto are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that Royal Bank of Canada and JPMorgan Chase Bank, N.A. (the “Increasing Lenders”) agree to make certain amendments to the Credit Agreement as set forth herein pursuant to Section 2.1(b) of the Credit Agreement; and

WHEREAS, the Increasing Lenders are willing to agree to such amendments and other matters, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           DEFINITIONS.

1.1           Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2.           AMENDMENTS.

(a)           Amendment to Section 1 of the Credit Agreement.

(i)            Section 1.1 of the Credit Agreement is hereby amended by adding the following term in proper alphabetical order:

“First Amendment”: the First Amendment to this Agreement, dated as of February 24, 2011.

“First Amendment Effective Date”: the date on which each of the conditions to the effectiveness of the First Amendment have been satisfied, in accordance with the terms of Section 3 thereof, which date is February 24, 2011.

(ii)           The definition of “Commitments” in Section 1.1 of the Credit Agreement is hereby amended by deleting last sentence thereof in its entirety and replacing it with the following:

The amount of Total Commitments as of the First Amendment Effective Date is $300,000,000.

(b)           Amendment to Schedule 1.1A of the Credit Agreement.  Schedule 1.1A of the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof the following:

Lender	Commitment
JPMORGAN CHASE BANK, N.A.	$65,000,000
ROYAL BANK OF CANADA	$65,000,000
COMPASS BANK	$35,000,000
DEUTSCHE BANK AG, CANADA BRANCH	$40,000,000
SOCIÉTÉ GÉNÉRALE (CANADA BRANCH)	$35,000,000
STANDARD BANK	$40,000,000
UBS AG CANADA BRANCH	$20,000,000
TOTAL	$300,000,000.00

SECTION 3.           CONDITIONS PRECEDENT.  This Amendment shall become effective on the date (the “Effective Date”) on which all of the following conditions have been satisfied or waived:

(a)           Execution and Delivery.  The Administrative Agent shall have received counterparts of this Amendment duly executed by (i) the Borrower, (ii) the Increasing Lenders and (iii) the Administrative Agent.

(b)           No Default.  Both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

(c)           Representations and Warranties.  As of the Effective Date (both prior to and after giving effect to this Amendment) all representations and warranties contained in Section 4 shall be true and correct in all material respects.

(d)           Fees and Expenses.  The Administrative Agent shall have received all invoiced fees and accrued expenses of the Administrative Agent required to be paid by the Borrower, including without limitation, the reasonable fees and expenses of legal counsel.

For the purpose of determining compliance with the conditions specified in this Section 3, each Increasing Lender that has signed this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 3 unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

SECTION 4.           REPRESENTATIONS AND WARRANTIES.  In order to induce the Administrative Agent and the Increasing Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Increasing Lenders that:

(a)           the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date both prior to, and after giving effect to, this Amendment, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date; and

2

(b)           both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

SECTION 5.           CONTINUING EFFECT.  Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms.  This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event.  Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms.  Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity.  Any reference to the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 6.           CONSENT OF GUARANTORS.  Each of the Guarantors hereby consents to this Amendment, and to the amendments and modifications to the Credit Agreement Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement and any Security Document, as applicable, and its liability for the Obligations, pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim.

SECTION 7.           GOVERNING LAW.  THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.           SUCCESSORS AND ASSIGNS.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties.  The execution and delivery of this Amendment by the Increasing Lenders prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.

SECTION 9.           ENTIRE AGREEMENT.  This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the Agents, the Lenders and the Increasing Lenders, as applicable, with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any other Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Credit Agreement or the other Loan Documents.

SECTION 10.         LOAN DOCUMENT.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

3

SECTION 11.           COUNTERPARTS.  This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 12.         HEADINGS.  Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

THOMPSON CREEK METALS COMPANY INC.

By:	/s/ Pamela Saxton
Name: Pamela Saxton
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and Increasing Lender

By:	/s/ Brian Knapp
Name: Brian Knapp
Title: Vice President

ROYAL BANK OF CANADA, as Increasing Lender

By:	/s/ Stam Fountoulakis
Name: Stam Fountoulakis
Title: Authorized Signatory